                                                                 EXHIBIT 10.1(c)

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


                                                              As of May 31, 2002


         THIS SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT dated as of October 1, 2001 (the "Second Amendment") is entered into as of May 31, 2002 by and among Samuels Jewelers, Inc. as Borrower (the "Borrower"), the lenders party thereto (the "Lenders") and DDJ Capital Management LLC as agent for the Lenders (the "Agent"). All capitalized terms used in this Amendment shall have the meanings given to them in the Loan and Security Agreement (as defined below) unless specifically defined herein.

         WHEREAS, Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of October 1, 2001, as amended pursuant to the First Amendment dated as of November 12, 2001 (the "Loan and Security Agreement"), pursuant to which Lenders have made certain credit available to the Borrower and to secure the obligations outstanding under the Loan Agreement and the documents and instruments executed in connection therewith (collectively, the "Loan Documents");

         WHEREAS, pursuant to the Loan and Security Agreement, dated as of October 1, 2001, the Lenders agreed to commit an aggregate principal amount of $20,000,000 to the Borrower;

         WHEREAS, Borrower, Lenders and Agent are also parties to that certain Loan Agreement dated as of April 30, 2001, as amended and modified from time to time (the "Subordinated Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower;

         WHEREAS, Lenders executed that certain Intercreditor and Subordination Agreement, dated as of October 1, 2001 (the "Subordination Agreement"), whereby Lenders agreed that the obligations incurred pursuant to the Subordinated Loan Agreement are subordinate in right of payment to the prior payment in full of all of the obligations incurred pursuant to the Loan and Security Agreement;

         WHEREAS, on or about November 12, 2001, Borrower entered into supply agreements (the "Supply Agreements") with certain suppliers of inventory and their affiliates (the "Suppliers") and in consideration for the Supply Agreements, Borrower granted the Suppliers a security interest in substantially all of the assets of Borrower;

         WHEREAS, the Suppliers and Lenders entered into an Intercreditor and Subordination Agreement dated as of November 12, 2001, which governs the priorities of Lenders and the Suppliers;

         WHEREAS, the Borrower has requested certain modifications to the terms of the Loan Documents, and the Lenders have agreed to modify certain terms under which the Lenders may advance the funds committed to the Borrower; provided, however, that this amendment shall in no way be construed to increase the $20,000,000 commitment made by the Lenders.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend and modify the Loan and Security Agreement as follows:

         1.  AMENDMENTS

         1.1 The following definition of "Capital Expenditures" shall be added to Section 1 of the Loan and Security Agreement:

             "Capital Expenditure" means, for any period, the aggregate of all expenditures of Borrower made during such period which in conformity with GAAP, are required to be included in or reflected by the purchase of property, plant or equipment or similar fixed asset reflected on the statement of cash flow of the Borrower.

         1.2 The following definition of "Obligations" shall replace the definition of such term as used in the Loan and Security Agreement:

             "Obligations" means all loans, Advances, Overadvances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrower to the Lender Group of any kind and description (pursuant to or evidenced by the Loan Documents irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and further including all interest not paid when due and all Lender Group Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

         1.3 Section 2.1(e) of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

             (e) Notation. The Agent shall record on its books the principal amount of the Advances and Overadvances (if any) owing to each Lender and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances and Overadvances (if any) in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

         1.4 Section 2.2(b) of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

             (b) Apportionment and Application of Payments. Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Advances and Overadvances (if any) held by each Lender) and payments of the fees (other than fees designated for Agent's separate account) shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to Agent and all such payments not relating to principal or interest on specific Advances (or Overadvances, if any) or not constituting payment of specific fees and all proceeds of collateral received by Agent, shall be applied, first, to pay any Overadvances outstanding (including interest accrued thereon); second, to pay any fees or expense reimbursements then due to Agent from Borrower; third, to pay any fees or expense reimbursements then due to the Lenders from Borrower; fourth, to pay interest due in respect of all Advances; fifth, ratably to pay principal of Advances; and sixth ratably to pay any other Obligations due to Agent or any Lender by Borrower. Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive.

         1.5 Section 2.3 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

             2.3 OVERADVANCES.

             (a) If, at any time or for any reason, the amount of Obligations owed by Borrower to the Lender Group pursuant to Sections 2.1 and
             2.3 is greater than either the Dollar or percentage limitations set forth in Section 2.1(a), Borrower shall, upon request of Agent, pay to Agent no later than the third Business Day following such request, in cash, the amount of such excess (the "Overage"), to be used by Agent to reduce the Obligations. The Borrower shall promptly notify Agent in the event of any increase in the Overage and shall, upon request of Agent, promptly provide Agent with a calculation of the Overage. For avoidance of doubt, Overage is not an Overadvance.

             (b) The Lenders may make additional Advances to Borrower in excess of the Borrower's Availability (each additional advance made by the Lenders pursuant to this Section 2.3, is referred to as an "Overadvance"); provided that (i) the amount the Overage (including the requested Overadvance) does not exceed $7,000,000 and (ii) the aggregate amount of the Revolving Facility Usage and all Overadvances (including the requested Overadvance) do not exceed the Maximum Amount. Nothing herein shall create an obligation on the Lenders to make an Overadvance and each such Overadvance made by the Lenders shall be in their sole and absolute discretion.

             (c) Any Overadvance outstanding shall be repaid to the Lenders upon three (3) Business Days notice from the Agent to the Borrower that such Overadvance must be repaid to reduce the Obligations.

             (d) Interest on any Overadvance shall bear interest at a per annum rate of 12.0%; provided that upon the occurrence and during the continuation of an Event of Default, any Overadvance outstanding shall bear interest at a per annum rate of 15%.

         1.6 Section 2.8 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

             2.8 MAINTENANCES OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Agent shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances and Overadvances (if any) made by the Lender Group to Borrower or for Borrower's account, including, accrued interest, Lender Group Expenses, and any other payment Obligations of Borrower. In accordance with Section 2.5, the Loan Account will be credited with all payments received by Agent from Borrower or for Borrower's account. Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting the Lender Group Expenses owing and of all expenses, charges, and costs provided for in Section 2.9(c) and attaching detailed invoices in respect of any such material charge, expense, or cost not otherwise set forth in detail on such statement, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

         1.7 Section 3.3 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:



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

             TERM. This Agreement shall terminate on June 30, 2003 (the "Termination Date").

         1.8 Section 7.19 of the Loan and Security Agreement is hereby deleted it its entirety and replaced with the following:

             7.19. FINANCIAL COVENANTS. Tangible Net Worth: On the dates set forth below, the Borrower shall have Tangible Net Worth equal to or greater than the amount set forth in the corresponding column of such date:

                      ===================================================
                            Testing Date    Minimum Tangible Net Worth
                      ===================================================
                              09/30/02                  $ 6,500,000
                      ---------------------------------------------------
                              12/31/02                  $11,000,000
                      ---------------------------------------------------
                              02/28/03                  $10,000,000
                      ---------------------------------------------------
                              05/31/03                  $ 8,000,000
                      ---------------------------------------------------

         1.9 Section 7.20 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

              7.20. CAPITAL EXPENDITURES. The Borrower shall not make Capital Expenditures greater than $1.1 million in the aggregate for the period beginning May 31, 2002 and ending May 31, 2003.

         1.10 Section 7.21 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

              7.21. MINIMUM EBITDA. The Borrower shall not permit EBITDA for each of the periods ending on the dates set forth below to be less than the amount set forth for such period.

                      ====================================================
                            Period Ended                Minimum EBITDA
                      ====================================================
                        12 months (trailing) ended      $(8,900,000)
                          8/31/02
                      ----------------------------------------------------
                        12 months (trailing) ended      $(3,900,000)
                          12/31/02
                      ----------------------------------------------------
                        12 months (trailing) ended      $ 2,600,000
                          5/31/03
                      ----------------------------------------------------



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
         1.11 Article 8 of the Loan and Security Agreement is hereby amended to delete the punctuation from the end of clause (a) and add the following:

                  ", including, without limitation, any Overadvances that the Lenders have given notice must be repaid pursuant to Section 2.3(c);"

         2. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Loan and Security Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

         3. RATIFICATION OF EXISTING AGREEMENTS. The Borrower hereby ratifies and confirms the enforceability in all respects of the Loan Documents and the Borrower's Obligations thereunder. The Borrower acknowledges that the Agent on behalf of the Lenders has a valid first-priority perfected lien security for the repayment of the Obligations against substantially all of the assets of the Borrower, except as may be limited by the Supply Agreements.

         4. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

         5. EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, upon execution hereof by the Lenders, the Agent and the Borrower.

         6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.




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

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.


                                  SAMUELS JEWELERS, INC.


                                  By:       /s/ RANDY MCCULLOUGH
                                     ------------------------------------------
                                  Name:  Randy McCullough
                                  Title: President & C.E.O.


                                  DDJ CAPITAL MANAGEMENT, LLC


                                  By:       /s/ R. L. HOCKETT
                                      -----------------------------------------
                                  Name:  Robert L. Hockett
                                  Title: Authorized Signatory

                                  By:       /s/ JOHN J. RUSSELL
                                      -----------------------------------------
                                  Name:  John J. Russell
                                  Title: Authorized Signatory


                                  B III CAPITAL PARTNERS:
                                  By:  DDJ Capital III, LLC, its General Partner
                                  By:  DDJ Capital Management, LLC, Manager


                                  By:       /s/ R. L. HOCKETT
                                      -----------------------------------------
                                  Name:  Robert L. Hockett
                                  Title: Authorized Signatory

                                  By:       /s/ JOHN J. RUSSELL
                                      -----------------------------------------
                                  Name:  John J. Russell
                                  Title: Authorized Signatory

                                  B III-A CAPITAL PARTNERS, L.P.
                                  By:  GP III-A, LLC, its General Partner
                                  By:  DDJ Capital Management, LLC, Manager


                                  By:       /s/ R. L. HOCKETT
                                      -----------------------------------------
                                  Name:  Robert L. Hockett
                                  Title: Authorized Signatory

                                  By:       /s/ JOHN J. RUSSELL
                                      -----------------------------------------
                                  Name:  John J. Russell
                                  Title: Authorized Signatory




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